                                                                   EXHIBIT 10.51

                              SERVICING AGREEMENT


This agreement for the servicing of Loans ("Servicing Agreement") is made and dated as of October 7, 1992, between FIRST COLLATERAL SERVICES, INC. ("Purchaser") and SUTTER MORTGAGE CORPORATION ("Originator"). All capitalized terms used in this Servicing Agreement not defined herein shall have the meaning given to such term in the Master Mortgage Loan Purchasing Agreement and related Loan Purchasing Documents entered into between the parties on the October 7, 1992.

1.   Summary of Terms. In the event that the terms and provisions regarding the
     ----------------
servicing of the loans provided for in this Servicing Agreement conflict with or inhibit the sale of the loans into the secondary market, as determined solely by Purchaser, this Servicing Agreement shall be modified to facilitate such sale.

2.   Representations and Warranties
     ------------------------------

     (a) Originator represents and warrants to, and covenants with Purchaser, that as of the Closing Date of each Mortgage Loan:

          (1) Originator is duly organized, validly existing and in good standing under the laws of California and is qualified to transact business in and is in good standing under the laws of each state where mortgaged property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon Originator by any state having jurisdiction and in any event, Originator is or will be in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Servicing Agreement;

          (2) Originator has the full power and authority to originate, to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Servicing Agreement. Originator has duly authorized the execution, delivery and performance of this Servicing Agreement, has duly executed and delivered this Servicing Agreement, and this Servicing Agreement constitutes a legal, valid and binding obligation of Originator, enforceable against it in accordance with its terms;

          (3) Neither the execution and delivery of this Servicing Agreement, the acquisition or origination of the Mortgage Loans by Originator, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Servicing Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Originator or its property is subject;

          (4) Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Servicing Agreement;

It is understood and agreed that the representations and warranties set forth in this Servicing Agreement shall survive the sale of the Mortgage Loans and the delivery of the loans to Purchaser. Upon discovery by either Originator or Purchaser of breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

Originator shall indemnify Purchaser and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of Originator's representations and warranties contained in this Servicing Agreement.

3.   Administration and Servicing of Loans in Warehouse
     --------------------------------------------------

     (a)  Originator To Act as Servicer. Originator shall service and administer
          -----------------------------
the Loans in Warehouse and shall have power and authority to do any and all things in connection with such servicing and administration which Originator may deem necessary or desirable and consistent with the terms of this Servicing Agreement and the Master Mortgage Loan Purchasing Agreement excepting the following:

          (1) Originator may not waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to the Mortgagor without the prior consent of Purchaser.

          (2) Originator may not permit any modification with respect to any Mortgage Loan that would increase or decrease the Mortgage Interest Rate, defer or forgive the payment of any principal or interest, reduce the outstanding principal amount (except for actual payments of principal), or extend the final maturity date of such Mortgage Loan.

Without limiting the generality of the above, Originator shall continue, and is hereby authorized and empowered in accordance with this Servicing Agreement, to execute and deliver on behalf of Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loan and with respect to the Mortgaged Property. If reasonably required by Originator, Purchaser shall furnish Originator with any powers of attorney and other documents necessary or appropriate to enable Originator to carry out its servicing and administrative duties under this Servicing Agreement.

In servicing and administering the Mortgage Loans, Originator shall employ procedures (including the collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser's reliance on Originator.

The Mortgage Loans may not be sub-serviced on behalf of Originator without written permission from the Purchaser.

     (b)  Liquidation of Mortgage Loans. In the event that any payment due under
          -----------------------------
any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under any Mortgage Loan and such failure continues beyond any applicable grace period, Originator shall take such action as it shall deem to be in the best interest of Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 60 days or more, Originator shall commence foreclosure proceedings after written notification to Purchaser.

     (c)  Collection of Mortgage Loan Payments. Continuously from the date
          ------------------------------------
hereof until the principal and interest on all Mortgage Loans are paid in full, Originator will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     (d)  Establishment of Certificate Accounts. Originator shall segregate and
          -------------------------------------
hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Trust Accounts, in the form of segregated time deposit or demand accounts, titled "Sutter Mortgage Corporation, in trust for First Collateral Services, Inc." Such Trust Accounts shall be established with a commercial bank, a mutual savings and loan or a savings and loan association whose accounts are insured by FDIC and are acceptable under the requirements of FNMA. Originator shall cause to be deposited in the Trust Accounts on a daily basis, and retain therein:

          (1)  all scheduled payments due,

          (2) the portion of all Monthly Payments which represent interest on the Mortgage Loans.

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

          (3)  all proceeds from a Cash Liquidation,

          (4) all proceeds received by the Originator under any title, hazard or other insurance policy, and

          (5) all awards or settlements in respect of condemnation proceedings affecting the Mortgaged Property which are not released to the Mortgagor in accordance with Originator's normal servicing procedures.

The foregoing requirements for deposit in the Trust Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted, need not be deposited by Originator into the Trust Accounts.

     (e)  Permitted withdrawals from the Trust Accounts. Originator may, from
          ---------------------------------------------
time to time, withdraw funds from the Trust Accounts as specified in the Master Mortgage Loan Purchasing Agreement.

     (f)  Establishment of Escrow Accounts: Deposits in Escrow Accounts.
          -------------------------------------------------------------
Originator shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of segregated time deposit or demand accounts, titled "Sutter Mortgage Corporation, in trust for First Collateral Services, Inc." The Escrow Accounts shall be established with a commercial bank, a mutual savings and loan or a savings and loan association whose accounts are insured by FDIC and are acceptable under the requirements of FNMA.

          Originator shall deposit, or cause to be deposited, in the Escrow Account on a daily basis, and retain therein:

          (1) all Escrow payments collected on account of such Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Servicing Agreement,

          (2) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any such Mortgaged Property. Originator shall make withdrawals therefrom only to effect such payments as are required under this Servicing Agreement, and for such other purposes as shall be set forth. Originator shall pay, to the extent required by law, interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

     (g)  Permitted Withdrawals from Escrow Account. Withdrawals from the Escrow
          -----------------------------------------
Account may be made by Originator to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage.

     (h)  Payment of Taxes. Insurance and other Charges. With respect to each
          ---------------------------------------------
Mortgage Loan, Originator shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment, thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by Originator in amounts sufficient for such purposes, as allowed under the terms of.the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, Originator shall determine that any such payments are made by the Mortgagor at the time they first become due. Originator assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

     (i)  Maintenance of Hazard Insurance.   Originator shall cause to be
          -------------------------------
maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to at least 100 percent of the maximum insurable value of the improvements securing

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

such Mortgaged Loan or the principal balance owing on such Mortgage loan, whichever is the greater. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) Originator will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Protection Act which funds are to be deposited in the Escrow Account. If the Mortgaged Property has been identified by geological survey or indicated on the appraisal of the Mortgaged Property as being located in a high earthquake area Originator will cause to be maintained special earthquake insurance riders to the hazard policy. All such policies shall be endorsed with standard mortgage language naming Purchaser as mortgagee. Originator shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that Originator shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of B+ or better in Bests Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

     (j)  Fidelity Bond and Mortgage Impairment. Originator shall maintain, at
          -------------------------------------
its own expense, a blanket fidelity bond, mortgage impairment and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan who handle funds, money, documents and papers relating to the Mortgage Loan. Any such fidelity bond and errors and omissions insurance shall protect and insure Originator and Purchaser against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of Originator and of any such persons. No provision of this Section requiring such fidelity bond and errors and omissions insurance shall diminish or relieve Originator from its duties and obligations as set forth in this Servicing Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in Section 1.01 of the FNMA Guaranteed Mortgage Backed Securities Sellers' and Servicers' Guide, or by FHLMC in Section 6.402 or 6.403 of the FHLMC Sellers' and Servicers' Guide. Upon request of Purchaser, Originator shall cause to be delivered to Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to Purchaser.

     (k)  Notification of Adjustments. Originator shall make interest rate
          ---------------------------
adjustments and payment amount adjustments for each Mortgage Loan in compliance with the requirements of the Mortgage and the Mortgage Note and applicable law on each Adjustment Date which reflects the movement of the Indices. Originator shall execute and deliver the notices required by the Mortgage and Mortgage Note and applicable law regarding interest rate and payment amount adjustments. In the event the relevant Mortgage Loan is in default, the notice shall reserve all rights and remedies available to Purchaser. Originator shall also provide timely notification to Purchaser of all applicable data and information regarding such interest rate adjustments and methods of implementation of such interest rate adjustments.

     (l)  Waiver of Defaults. Purchaser may waive any default by Originator in
          ------------------
the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     (m)  Termination. The respective obligations and responsibilities of
          -----------
Originator shall terminate upon written notification by Purchaser in its sole discretion.

     (n)  No Hypothecation. Originator may not sell, assign or transfer in any
          ----------------
way its right to receive a portion of the Servicing Fee as provided in this Section without the prior written consent of Purchaser, except under a Qualified Takeout Commitment.

     (o)  Successor to Originator. Upon the termination of Originator's
          -----------------------
responsibilities and duties under this Servicing Agreement pursuant to any Article or Section, Purchaser shall:

          (1) succeed to and assume all of Originator's responsibilities, rights, duties and obligations under this Servicing Agreement, or

          (2) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of Originator under this Servicing Agreement. In the event that Originator's duties, responsibilities and liabilities under this Servicing Agreement should be terminated pursuant to the aforementioned Article or Sections, Originator shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Servicing Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The removal of Originator pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve Originator of the representations and warranties made pursuant to Article III and the remedies available to Purchaser thereunder, it being understood and agreed that the provisions of such Article III shall be applicable to Originator notwithstanding any such resignation or termination of Originator, or the termination of this Servicing Agreement.

Any termination or resignation of Originator or this Servicing Agreement shall not affect any claims that Purchaser may have against Originator arising prior to any such termination or resignation. Originator shall deliver in a timely manner to the successor the funds in the Certificate Account and the Escrow Account and any mortgage files and related documents and statements held by it hereunder and Originator shall account for all funds. Originator shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of Originator.

     (p)  Amendments. This Servicing Agreement may not be amended or in any
          ----------
manner modified by an oral agreement, whether or not such oral agreement is supported by a new consideration. The Servicing Agreement may not be amended or in any manner modified unless such amendment or modification is in writing and signed by Purchaser and the Originator. This Servicing Agreement, the Master Mortgage Loan Purchasing Agreement and all related loan purchasing documents are for the sole benefit of Purchaser and Originator and may be amended, modified or cancelled at any time or from time to time without consultation or consent of any other entity.

     (q)  Recordation of Servicing Agreement. To the extent required by
          ----------------------------------
applicable law, this Servicing Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Originator at Originator's expense on direction from Purchaser accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affect the interests of Purchaser or is necessary for the administration or servicing of the Mortgage Loans.

     (r)  Duration of Servicing Agreement. This Servicing Agreement shall
          -------------------------------
continue in existence and effect until terminated as herein provided or upon termination of the Master Mortgage Loan Purchasing Agreement.

     (s)  Governing Law. This Servicing Agreement shall be construed in
          -------------
accordance with the laws of the State of California and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     (t)  Notices. All notices given by either party to the other shall be in
          -------
writing, delivered personally, by facsimile, or by depositing the same in the United States mail, or overnight delivery, certified, with postage prepaid, addressed to the party at the address set forth in the Commitment Letter. Either party may change the address to which notices are to be sent by notice of such change to the other party given as provided herein.

     (u)  Severability of Provisions. If any one or more of the covenants,
          --------------------------
agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement

     (v)  No Partnership. Nothing herein contained shall be deemed or construed
          --------------
to create a co-partnership or joint venture between the parties hereto and the services of Originator shall be rendered as an independent contractor and not as agent for Purchaser.

     (w)  Servicing Fee. The Servicing Fee is fifteen basis points netted from
          -------------
the aggregate principal and interest, payable to Originator for the servicing of Eligible Mortgage Loans as specified in the Master Mortgage Loan Purchasing Agreement


IN WITNESS WHEREOF, Sutter Mortgage Corporation and First Collateral Services, Inc. have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                   ORIGINATOR:  Sutter Mortgage Corporation,
                                                a California Corporation



                                   By: /s/ RONALD MORCK
                                       -----------------------------------------
                                       Ronald Morck
                                       President


                                   PURCHASER:   FIRST COLLATERAL SERVICES, INC.,
                                                a California corporation

                                   By: /s/ WILLIAM G. CELERI
                                       ----------------------------------------
                                       William G. Celeri
                                       Vice President



                                   By: /s/ WILLEM RIDDER
                                       ----------------------------------------
                                       Willem Ridder
                                       Vice Chairman of the Board

                                   EXHIBIT A


                           P&I ACCOUNT CERTIFICATION



Sutter Mortgage Corporation ("Originator") hereby certifies that it has established the account described below as a Principal and Interest Account pursuant to Section 4 (d) of the Servicing Agreement, dated as of___________, 1992.

Title of Account: "Sutter Mortgage Corporation, in trust for First Collateral Services, Inc."

Account Number:_______________________

Name and address of office or branch at which Account is maintained:

                                Name:    _________________________________

                                Address: _________________________________
                                         _________________________________
                                         _________________________________

                                             Sutter Mortgage Corporation
                                             ("Originator")

                                             ___________________________________
                                             Ronald Morck
                                             President

                                 EXHIBIT A-1


                         P&I ACCOUNT LETTER AGREEMENT



                                             Date: _____________________
TO: _______________________________
    _______________________________
    _______________________________
        ("The Depository")


As Servicer under a Servicing Agreement, dated as of_________________ 19__, we hereby authorize and request you to establish an account, as a Principal and Interest Account pursuant to Section 4 (d) of the Servicing Agreement, to be designated as "Sutter Mortgage Corporation, in trust for First Collateral Services, Inc." All deposits in the account shall be subject to withdrawal therefrom by order signed by Originator. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                   Sutter Mortgage Corporation
                                   ("Originator")


                                   _____________________________________
                                   Ronald Morck
                                   President

The undersigned, as "Depository", hereby certifies that the above described account has been established under Account number _________________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.


                                   _____________________________________
                                         (Name of Depository)


                                    ____________________________________
                           Name:    ____________________________________
                           Title:   ____________________________________

                                  EXHIBIT B


                         ESCROW ACCOUNT CERTIFICATION



                                       Date: __________________________

Sutter Mortgage Corporation ("Originator") hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4 (f) of the Servicing Agreement, dated as of____________________ 1992.

Title of Account: "Sutter Mortgage Corporation, in trust for First Collateral Services, Inc."

Account Number:_______________________________

Name and address of office or branch at which Account is maintained:


                             Name:    ____________________________________

                             Address: ____________________________________
                                      ____________________________________
                                      ____________________________________

                                               Sutter Mortgage Corporation
                                               ("Originator")


                                               _________________________________
                                               Ronald Morck
                                               President

                                  EXHIBIT B-1


                        ESCROW ACCOUNT LETTER AGREEMENT



                                           Date:___________________________
TO: ___________________________
    ___________________________
    ___________________________
        ("The Depository")

As Servicer under a Servicing Agreement, dated as of ________________ , 1992, we hereby authorize and request you to establish an account, as a Escrow Account pursuant to Section 4 (f) of the Agreement, to be designated as "Sutter Mortgage Corporation, in trust for First Collateral Services, Inc." All deposits in the account shall be subject to withdrawal therefrom by order signed by Originator. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        Sutter Mortgage Corporation
                                        ("Originator")


                                        ___________________________________
                                        Ronald Morck
                                        President


The undersigned, as "Depository", hereby certifies that the above described account has been established under Account number __________________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.


                                        ___________________________________
                                                (Name of Depository)


                                        ___________________________________
                                 Name:  ___________________________________
                                 Title: ___________________________________